UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 23, 2013
THQ INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-18813	13-3541686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29903 Agoura Road
Agoura Hills,
California	91301
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (818) 871-5000

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Entry into Koch Media Asset Purchase Agreement
In connection with its ongoing Chapter 11 case (the “Chapter 11 Case”) in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), THQ Inc. (the “Company”) and certain of its subsidiaries (each a “Debtor” and collectively with the Company, the “Debtors”) conducted a Section 363 auction for the sale of certain of the Debtors' assets on January 22, 2013 and continued on January 23, 2013 (the “Auction”). As a result of the Auction, the Company, THQ Wireless Inc. (“Wireless”), Volition, Inc. (“Volition”) and Vigil Games, Inc. (“Vigil” and, together with the Company, Volition and Wireless, the “Sellers”), and KMA Acquisitions, LLC, as purchaser (“Koch Media”) entered into an Asset Purchase Agreement dated as of January 23, 2013 (the “Koch Media Asset Purchase Agreement”), pursuant to which the Company agreed to sell substantially all of its assets primarily related to Volition and Metro: Last Light (together, the “Koch Media Assets”) to Koch Media pursuant to, inter alia, Sections 363 and 365 of the U.S. Bankruptcy Code (the “Bankruptcy Code”).
On January 24, 2013, the Bankruptcy Court issued an order approving the proposed sale of the Koch Media Assets, among other things, and the Company subsequently closed the transactions contemplated by the Koch Media Asset Purchase Agreement.
Pursuant to the terms of the Koch Media Asset Purchase Agreement, the aggregate consideration received by the Company was comprised of cash in the amount of $28,190,476 and the assumption of certain liabilities.
Entry into Ubisoft Asset Purchase Agreement
Also as a result of the Auction, the Sellers, Ubisoft LLC and 9275-8309 Quebec, Inc. (together with Ubisoft LLC, “Ubisoft”) entered into an Asset Purchase Agreement dated as of January 23, 2013 (the “Ubisoft Asset Purchase Agreement”), pursuant to which the Company agreed to sell substantially all of its assets primarily related to THQ Montreal, Inc. and South Park: The Stick of Truth (together, the “Ubisoft Assets”) to Ubisoft pursuant to, inter alia, Sections 363 and 365 of the Bankruptcy Code.
On January 24, 2013, the Bankruptcy Court issued an order approving the proposed sale of the Ubisoft Assets, among other things, and the Company subsequently closed the transactions contemplated by the Ubisoft Asset Purchase Agreement.
Pursuant to the terms of the Ubisoft Asset Purchase Agreement, the aggregate consideration received by the Company was comprised of cash in the amount of $3,715,306 and the assumption of certain liabilities.
Entry into Sega Asset Purchase Agreement
Also as a result of the Auction, the Sellers and Sega Corporation (“Sega”) entered into an Asset Purchase Agreement dated as of January 23, 2013 (the “Sega Asset Purchase Agreement”), pursuant to which the Company agreed to sell substantially all of its assets primarily related to Relic Studios (the “Sega Assets”) to Sega pursuant to, inter alia, Sections 363 and 365 of the Bankruptcy Code.
On January 24, 2013, the Bankruptcy Court issued an order approving the proposed sale of the Sega Assets, among other things, and the Company subsequently closed the transactions contemplated by the Sega Asset Purchase Agreement.
Pursuant to the terms of the Sega Asset Purchase Agreement, the aggregate consideration received by the Company was comprised of cash in the amount of $26,600,000 and the assumption of certain liabilities.
Take-Two Asset Purchase Agreement
Also as a result of the Auction, the Sellers and Take-Two Interactive Software, Inc. (“Take-Two”) entered into an Asset Purchase Agreement dated as of January 23, 2013 (the “Take-Two Asset Purchase Agreement”), pursuant to which the Company agreed to sell substantially all of its assets related to Evolve (the “Take-Two Assets”) to Take-Two pursuant to, inter alia, Sections 363 and 365 of the Bankruptcy Code.
On January 24, 2013, the Bankruptcy Court issued an order approving the proposed sale of the Take-Two Assets, among other things, and the Company subsequently closed the transactions contemplated by the Take-Two Asset Purchase Agreement.
Pursuant to the terms of the Take-Two Asset Purchase Agreement, the aggregate consideration received by the Company was comprised of cash in the amount of $10,894,737 and the assumption of certain liabilities.
Crytek Asset Purchase Agreement
Also as a result of the Auction, the Sellers and Crytek GmbH (“Crytek”) entered into an Asset Purchase Agreement dated as of January 23, 2013 (the “Crytek Asset Purchase Agreement”), pursuant to which the Company agreed to sell substantially all of its assets primarily related to Homefront (the “Crytek Assets”) to Crytek pursuant to, inter alia, Sections 363 and 365 of the Bankruptcy Code.
On January 24, 2013, the Bankruptcy Court issued an order approving the proposed sale of the Crytek Assets, among other things.
Pursuant to the terms of the Crytek Asset Purchase Agreement, the aggregate consideration received by the Company will be comprised of cash in the amount of $544,218 and the assumption of certain liabilities.
The foregoing descriptions of the terms of the Koch Media Asset Purchase Agreement, Ubisoft Asset Purchase Agreement, Sega Asset Purchase Agreement, Take-Two Asset Purchase Agreement and Crytek Asset Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are incorporated herein by reference, and are accessible at the Kurtzman Carson Consultants Internet site at http://www.kccllc.net/thq. In addition, documents filed in connection with the Chapter 11 Case (other than documents filed under seal or otherwise subject to confidentiality protections) will be accessible at the Bankruptcy Court's Internet site, www.deb.uscourts.gov, through an account obtained from Pacer Service Center at 1-800-676-6856. Additional information may also be found at the Company's website at www.thq.com. The information set forth on the foregoing websites shall not be deemed to be a part of or incorporated by reference into this Current Report on Form 8-K.
On January 23, 2013, the Company issued a press release relating to the Chapter 11 Case and the sale of the Koch Media Assets, Ubisoft Assets, Sega Assets, Take-Two Assets and Crytek Assets, a copy of which is filed herewith as Exhibit 99.1.
Item 2.01    Completion of Acquisition or Disposition of Assets.
On January 24, 2013, the Company completed the disposition of certain of its assets pursuant to the Koch Media Asset Purchase Agreement, Ubisoft Asset Purchase Agreement, Sega Asset Purchase Agreement, Take-Two Asset Purchase Agreement and Crytek Asset Purchase Agreement, as described in Item 1.01. The information set forth above under Item 1.01 above is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.
(b)    Pro Forma Financial Information.
The Company is currently unable to prepare pro forma financial information reflecting the transactions described in Item 2.01 of this Current Report on Form 8−K.
(d)    Exhibits

Exhibit No.	Title
99.1	Press release dated January 23, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THQ INC.

	By:	/s/ Edward L. Kaufman
Date: January 29, 2013	Name:	Edward L. Kaufman,
	Title:	Executive Vice President, Business and Legal Affairs

EXHIBIT INDEX

Exhibit No.	Title
99.1	Press release dated January 23, 2013.